                                                                    EXHIBIT 99.2

             FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENT


            This FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENT (this "Forbearance Agreement") is entered into as of November 8, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Forbearance Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, the Borrower, the Agent, the Issuer and the Lenders are party to a Credit Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, the Borrower has informed the Agent of its intention to temporarily shut down the majority of its operations and the operations of its Subsidiaries and to continue to sell certain of their inventories and to collect their receivables in an orderly manner during such temporary shutdown period;

            WHEREAS, the Agent has determined that there has occurred a material adverse change in the value of the security interests or in the business, operations, assets, liabilities (contingent or otherwise) or financial condition of the Borrower since January 2, 2001;

            WHEREAS, the Agent has determined that such a shutdown of the Borrower's and its Subsidiaries operations constitutes a Default and/or an Event of Default under the Credit Agreement;

            WHEREAS, the Borrower believes that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries is to continue to sell certain of their inventories and to collect their receivables in conjunction with continued limited funding under the Credit Agreement in accordance with a Budget (as defined below);

            WHEREAS, in light of the foregoing, the Borrower has requested that the Agent and the Lenders permanently reduce their commitments under the Revolving Credit Agreement and forbear from exercising the remedies available to them under the Credit Agreement until the close of business on December 21, 2001, and continue to make Revolving Loans, on the limited, discretionary basis described below, while the Borrower and its Subsidiaries operate in accordance with the Budget, and apply the proceeds of the Collateral to the Revolving Credit Outstandings, including the cash collateralization of all outstanding Letters of Credit;

            WHEREAS, the Agent and Lenders are willing to agree to such forbearance on the terms set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  FORBEARANCE


        SECTION 1.01. FORBEARANCE.

        (a) Standstill. From the Effective Date (as defined below) until the close of business on December 21, 2001 (the "Standstill Period"), and subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders agree to refrain from (i) accelerating the Obligations under the Credit Agreement and (ii) exercising any other rights or remedies available to them pursuant to the Credit Agreement.

        (b) Termination of Standstill. Notwithstanding the foregoing, the Standstill Period shall automatically and immediately terminate without necessity or requirement of any notice or any other action and, upon such termination, the Agent and each Lender may take any action granted or available to it under law or contract (including, without limitation, acceleration of the Obligations, foreclosure on the Collateral and exercise of set-off rights), upon the occurrence of any of the following events:

                (i) The occurrence of any Default or Event of Default under Credit Agreement other than a Specified Default (as defined below).

                (ii) The Borrower and its Subsidiaries shall not at any time operate their businesses in accordance with the budget prepared by the Borrower and attached hereto as Exhibit A (the "Budget").

                (iii) The Borrower shall use any of the proceeds of the Revolving Loans made after the Effective Date for any purpose other than the purposes set forth in the Budget.

                (iv) The Borrower shall at any time during any week permit Excess Collateral (as defined below) to be less than, or Net Outstandings, to exceed the amounts set forth for such week below:

-----------------------------------------------------------------------------------------------------
WEEK ENDING                               EXCESS COLLATERAL                        NET OUTSTANDINGS
-----------------------------------------------------------------------------------------------------
November 10, 2001                            $24,750,000                              $8,250,000
-----------------------------------------------------------------------------------------------------
November 17, 2001                            $24,750,000                              $8,250,000
-----------------------------------------------------------------------------------------------------
November 24, 2001                            $24,000,000                              $6,250,000
-----------------------------------------------------------------------------------------------------
December 1, 2001                             $22,000,000                              $4,750,000
-----------------------------------------------------------------------------------------------------
December 8, 2001                             $22,000,000                              $2,500,000
-----------------------------------------------------------------------------------------------------
December 15, 2001                            $21,500,000                              $1,750,000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
December 22, 2001                            $21,000,000                              $1,500,000
-----------------------------------------------------------------------------------------------------
Thereafter                                       N/A                                      $0
-----------------------------------------------------------------------------------------------------

                (v) The Borrower shall fail to comply with the reporting requirements set forth in Article III hereof.

                (vi) The commencement by Borrower or any of its Subsidiaries, or any creditor of the Borrower or any of its Subsidiaries, or any other Person of any legal, judicial, administrative or arbitration proceeding in any court or other tribunal to challenge any Lender's secured claims with respect to the Obligations.

                (vii) The commencement of any voluntary proceeding, or the filing of any voluntary petition, by Borrower or any of its Subsidiaries under the Bankruptcy Code or any similar law for the protection of creditors and debtors.

                (viii) The commencement of any involuntary proceeding, or the filing of any involuntary petition, by any creditor of the Borrower or any of its Subsidiaries, or any other Person, under the Bankruptcy Code or any similar law for the protection of creditors and debtors, and such proceeding or petition shall not be dismissed within 30 days of the commencement or filing thereof.

        (c) Definition of Specified Default and Excess Collateral. For purposes of this Forbearance Agreement, (i) "Specified Default" means any Default under any of (A) clause (d) of Section 9.1 of the Credit Agreement to the extent that such Default occurs as a result of non-compliance with Article V, Section 7.3, clause (a) of Section 7.8, clause (a) of Section 8.4 or Section
8.7 of the Credit Agreement, (B) clauses (e) and (f) of Section 9.1 of the Credit Agreement as a result of the non-payment of trade payables (but not any other Indebtedness) by the Borrower after the Effective Date, or (C) clause (l) of Section 9.1 of the Credit Agreement, in the case of each of (A), (B) and (C) above, which occurs in connection with the shutdown of the majority of the operations of the business of the Borrower and its Subsidiaries and as a result of the sale of certain of their inventories and the collection of their receivables in accordance with the Budget; and (ii) "Excess Collateral" means, at any time, the Borrowing Base at such time, minus the sum of (A) the Net Outstandings at such time and (B) any Availability Reserves in effect at such time.

        (d) Loans under the Credit Agreement During the Standstill Period. During the Standstill Period, irrespective of the existence of any Specified Default and the inability of the Borrower to make any the representations and warranties set forth in Sections 4.5 and 4.13 of the Credit Agreement, the Lenders at the sole discretion of the Agent may continue to make Revolving Loans to the Borrower the proceeds of which shall be used by the Borrower solely to fund reasonably necessary costs and expenses incurred by the Borrower and its Subsidiaries solely in accordance with the Budget. Such Revolving Loans shall be made at the sole discretion of the Agent. In no event shall the Agent approve the making of any Revolving Loan that would for such week cause Excess Collateral to be less than, or Net Outstandings to exceed, the amounts set forth for such week in clause (b)(iv) of this Section above. No Revolving Loans will be made after the earlier of (x) the termination of the Standstill Period and
(y) December 20, 2001. The making of Revolving Loan loans after the date hereof shall not constitute or be deemed to constitute a waiver of any Default, Event of Default, or term or provision of the Credit Agreement or any Loan Document.

                                   ARTICLE II

                        AMENDMENT TO THE CREDIT AGREEMENT


                SECTION 2.01. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the occurrence of the Effective Date, the Credit Agreement is hereby amended as follows:

                (a) Amendment to Section 2.4. Clause (iv) of Section 2.4 of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" therefrom and inserting in place thereof the figure "$2,500,000."

                (b) Amendment to Schedule I. The Revolving Credit Commitments set forth on Schedule I of the Credit Agreement are hereby amended and restated in their entirety as follows:


                                                                     AMOUNT OF
              LENDER                                                 COMMITMENT
              Citicorp USA, Inc.                                     $2,800,000

              Heller Financial, Inc.                                 $2,000,000

              Foothill Capital Corporation                           $2,400,000

              IBJ Whitehall Business Credit Corporation               $800,000

              GMAC Business Credit, LLC                              $2,000,000
                                                                     ----------

              TOTAL                                                 $10,000,000


                                  ARTICLE III

                               REPORTING COVENANTS

        In addition to the covenants set forth in the Credit Agreement, as long as any of the Obligations or any of the Revolving Credit Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, the Borrower agrees with the Lenders and the Agent that:

                SECTION 3.01. DAILY ACCOUNTS RECEIVABLE REPORTS. The Borrower shall furnish the Agent with a daily report of the Accounts of the Borrower and its Subsidiaries in form and substance satisfactory to the Agent.

                SECTION 3.02. WEEKLY INVENTORY REPORTS. The Borrower shall furnish the Agent with a weekly report of the Inventory of the Borrower and its Subsidiaries in form and substance satisfactory to the Agent.

                                   ARTICLE IV

                       CONDITIONS PRECEDENT TO FORBEARANCE

            The forbearance set forth in Article I hereof and the amendment set forth in Article II hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

                SECTION 4.01. The Agent shall have received counterparts of this Forbearance Agreement duly executed by the Agent, the Requisite Lenders and the Borrower.

                SECTION 4.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

                (A) The representations and warranties contained in Article V hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                (B) After giving effect to this Forbearance Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default, other than any Specified Default.

                SECTION 4.03. Borrower shall have paid and reimbursed the Agent and the Lenders for all outstanding and unpaid fees, costs and expenses, including fees and expenses of Weil, Gotshal & Manges LLP.

                SECTION 4.04. The Agent shall have received such other documents from the Borrower as the Agent shall request in writing.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

      The Borrower represents and warrants to the Agent and the Lenders that:

                SECTION 5.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Forbearance Agreement have been authorized by all necessary limited liability company action and the Forbearance Agreement and the Credit Agreement as modified and amended by this Forbearance Agreement, constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                SECTION 5.02. NO CONFLICT. Neither the execution, delivery and performance of this Forbearance Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its

Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

                SECTION 5.03. REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties set forth in Article IV of the Credit Agreement (other than the representations and warranties set forth in Sections 4.5 and 4.13 of the Credit Agreement) and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                SECTION 5.04. NO DEFAULT. After giving effect to this Forbearance Agreement, no Default or Event of Default other than any Specified Default has occurred and is continuing under the Credit Agreement.



                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                SECTION 6.01. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT; NO WAIVER.

                (a) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (b) The execution, delivery and effectiveness of this Forbearance Agreement shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Forbearance Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                SECTION 6.02. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Forbearance Agreement.

                SECTION 6.03. RELEASE. In further consideration of the Lenders' execution of this Forbearance Agreement, the Borrower hereby releases each of the Agent, each Lender and the Issuer and each of their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which any of the Releasees may have taken or omitted to take prior to the date hereof).

                SECTION 6.04. GOVERNING LAW. THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                SECTION 6.05. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Forbearance Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Forbearance Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                SECTION 6.06. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS FORBEARANCE AGREEMENT.

                SECTION 6.07. HEADINGS. Section headings in this Forbearance Agreement are included herein for convenience of reference only and shall not constitute a part of this Forbearance Agreement for any other purposes.

                SECTION 6.08. COUNTERPARTS. This Forbearance Agreement may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:
--------

GENEVA STEEL LLC


By:           /s/ Steve Bunker
            ------------------------------------------------
Name:         Steve Bunker
            ------------------------------------------------
Title:        Vice President of Finance and Treasurer
            ------------------------------------------------


AGENT AND LENDER:
----------------

CITICORP USA, INC.,
as Agent and a Lender


By:           /s/ Keith R. Karako
            ------------------------------------------------
Name:         Keith Karako
            ------------------------------------------------
Title:        Managing Director
            ------------------------------------------------


LENDERS:
-------

FOOTHILL CAPITAL CORPORATION
as a Lender


By:           /s/ Mike Baranowski
            ------------------------------------------------
Name:         Mike Baranowski
            ------------------------------------------------
Title:        Vice President
            ------------------------------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION as a Lender


By:           /s/ Craig Giordano
            ------------------------------------------------
Name:         Craig Giordano
            ------------------------------------------------
Title:
            ------------------------------------------------


HELLER FINANCIAL, INC., as a Lender


By:           /s/ Alfred J. Scoyni
            ------------------------------------------------
Name:         Alfred J. Scoyni
            ------------------------------------------------
Title:        Vice President
            ------------------------------------------------




                    [Signature Page to Forbearance Agreement]

GMAC BUSINESS CREDIT, LLC, as a Lender


By:           /s/ Thomas Maiale
            ------------------------------------------------
Name:         Thomas Maiale
            ------------------------------------------------
Title:        Vice President
            ------------------------------------------------


                    [Signature Page to Forbearance Agreement]